Exhibit 99.7

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D and any amendments thereto to which this exhibit is attached is filed on behalf of each of them.

Date: November 23, 2016

Kelso GP VIII, LLC

By:	/s/ Howard A. Matlin
Howard A. Matlin
its Managing Member

KIA VIII (Rubicon) GP, L.P.

By:	Kelso GP VIII, LLC,
its general partner

By:	/s/ Howard A. Matlin
Howard A. Matlin
its Managing Member

KIA VIII (Rubicon), L.P.

By:	KIA VIII (Rubicon) GP, L.P.,
its general partner

By:	Kelso GP VIII, LLC,
its general partner

By:	/s/ Howard A. Matlin
Howard A. Matlin
its Managing Member

KEP VI AIV (Rubicon), LLC

By:	/s/ Howard A. Matlin
Howard A. Matlin
its Managing Member

Frank T. Nickell

*

Thomas R. Wall, IV

*

George E. Matelich

*

Michael B. Goldberg

*

David I. Wahrhaftig

*

Frank K. Bynum, Jr.

*

Philip E. Berney

*

Frank J. Loverro

*

James J. Connors, II

*

Church M. Moore

*

Stanley de J. Osborne

*

Christopher L. Collins

*

A. Lynn Alexander

*

Howard A. Matlin

/s/ Howard A. Matlin

John K. Kim

*

Henry Mannix, III

*

Matthew S. Edgerton

*

Stephen C. Dutton

*

*By:	/s/ Howard A. Matlin
Howard A. Matlin
Attorney-in-Fact**

** The Powers of Attorney filed with the Securities and Exchange Commission with the Forms 3, dated May 11, 2015, in respect of the securities of Tallgrass Energy GP, LP by Kelso GP VIII, LLC, KIA VIII (Rubicon) GP, L.P., KIA VIII (Rubicon), L.P., KEP VI AIV (Rubicon), LLC, Frank T. Nickell, Thomas R. Wall, IV, George E. Matelich, Michael B. Goldberg, David I. Wahrhaftig, Frank K. Bynum, Jr., Philip E. Berney, Frank J. Loverro, James J. Connors, II, Church M. Moore, Stanley de J. Osborne, Christopher L. Collins, A. Lynn Alexander, Howard A. Matlin, John K. Kim and Henry Mannix, III and the Powers of Attorney filed with the Securities and Exchange Commission with the Forms 3, dated March 21, 2016, in respect of the securities of Tallgrass Energy GP, LP by Matthew S. Edgerton and Stephen C. Dutton are hereby incorporated by reference.